THIS NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE
TRANSFERRED UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE SECURITIES LAWS, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.


                       SMART CHOICE AUTOMOTIVE GROUP, INC.
                                CONVERTIBLE NOTE

__________                                                      Titusville, FL
                                                                August 29, 1997

         FOR VALUE RECEIVED, the undersigned, Smart Choice Automotive Group, Inc., a Florida corporation (the "Company"), hereby promises to pay to the order of ___________, a__________ corporation, or its lawful assigns (the "Purchaser"), in lawful money of the United States of America, and in immediately available funds, the principal sum of __________ (_________). The principal hereof and any unpaid accrued interest hereon shall be due and payable at 5:00 p.m., New York time, on April 15, 1998 (unless (i) this Note is converted as set forth in Section 1 hereof, (ii) the payment date is extended as provided in Section 2 hereof, or (iii) the payment date is accelerated as provided in Section 5 hereof). Payment of all amounts due hereunder shall be made at the address of the Purchaser provided for in Section 7 hereof. The Company further promises to pay interest at the rate of 8% percent per annum on the outstanding principal balance hereof, such interest to be payable monthly in arrears on the 1st day of each month ("Interest Payment Date"), commencing October 1, 1997; provided the interest rate shall be increased to 12% per annum, retroactive to August 29, 1997, if the Company's common stock ("Common Stock") has not been registered by June 1, 1998 as herein provided. Interest is payable in cash or Common Stock at the option of the Company. If the interest is paid in Common Stock the stock shall be valued at 66 2/3 % of the average of the Closing Bid Price (as defined herein) for the five trading days immediately preceding the (i) Effective Date, for interest payable as a result of a conversion of the Note, and (ii) the Interest Payment Date, for interest otherwise payable.

         In connection with any conversion of the Note into any Conversion Shares (as defined herein), the Company shall place into escrow with David A. Rapaport, Esq., as escrow agent (the "Escrow Agent") under, and in accordance with the terms of, that certain Escrow Agreement with the Company and Purchaser dated the date hereof (the "Escrow Agreement") an aggregate of 275,000 shares of Common Stock pursuant to the terms of such Escrow Agreement. THE PROVISIONS OF THE ESCROW AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE.


         In the event that the Conversion Shares have not been registered by December 30, 1997 the Company shall use its best efforts deliver to the Escrow Agent no later than January 10, 1997, as collateral for the performance of the Company's obligations hereunder, 275,000 shares of Common Stock not owned by the Company which may be transferred to the Purchaser and sold pursuant to Rule 144d or Rule 144k commencing on or before April 16, 1998 (the "Collateral Shares"). In the event the Company is in breach of its obligation to register the Conversion Shares by April 15, 1998 and has not registered the Conversion Shares under an S-3 Registration (as herein defined) within 45 days of the Purchaser's request, the Escrow Agent shall deliver Collateral Shares to the Purchaser upon receipt of a Conversion Notice on the same basis as it would have delivered Conversion Shares, had such Conversion Shares been registered.

          1. CONVERSION. The Purchaser of this Note is entitled, at its option, from December 14, 1997 and in whole or in part, until maturity hereof (as extended by Purchaser) to convert the principal amount of this Note or any portion of the principal amount hereof into shares of Common Stock at a conversion price for each share of Common Stock equal to 66 2/3% of the average Closing Bid Price (as herein defined) of the Common Stock (subject to adjustment as provided for herein) for the five trading days immediately preceding the Effective Date (defined herein) ("Conversion Percentage"). For purposes of this
Section 1, the Closing Bid Price shall be the closing bid price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq"), or the closing bid price in the over-the-counter market or, in the event the Common Stock is listed on a stock exchange, the closing bid price value per share shall be the closing price on the exchange, as reported in the Wall Street Journal. The shares of Common Stock issued upon conversion of the principal of the Note are herein referred to as "Principal Conversion Shares" or sometimes the "Conversion Shares").


         (a) In the event the Conversion Shares have not been registered for resale without restriction by April 15, 1998 and May 15, 1998, respectively, the Conversion Percentage shall be decreased to 62% and 60%, respectively.

         (b) Such conversion shall be effectuated by delivering to the Escrow Agent the form of conversion notice attached hereto as Exhibit A (the
"Conversion Notice"), executed by the Purchaser of this Note evidencing such Purchaser's intention to convert this Note or a specified portion hereof in accordance with the terms hereof and the Conversion Notice. The effective date of the Conversion Notice shall be deemed to be the earlier of (i) the date on which the Conversion Notice is received by the Escrow Agent, or, (ii) the date set forth in such Conversion Notice only if the Conversion Notice is received by the Escrow Agent within five business days' after the date set forth in such Conversion Notice.

         (c) Such Conversion Notice shall include, among other things, an amount of principal that upon conversion shall result in such number of Conversion Shares which is an even multiple of 1,000; provided that, any Conversion Notice which, when fulfilled by Escrow Agent, would result in the conversion of the entire remaining principal balance of this Note, may be in an amount that is not a multiple of 1,000; provided further, that Escrow Agent shall send to Purchaser such number of shares of Common Stock converted from accrued but unpaid interest (herein referred to as the Interest Conversion Shares and sometimes as the "Conversion Shares") equal to the nearest multiple of 1,000 rounding up, and promptly thereafter Purchaser shall send to the Company such number of excess Interest Conversion Shares as is provided for in the Conversion Notice.

         (d) Upon recording the amount converted and amount of indebtedness remaining under the Note, set forth in the Conversion Notice on the grid comprising the last page of the Note ("Principal Reduction Grid"), the Escrow
Agent will send a copy of the revised Principal Reduction Grid to the Company and will send a copy of the revised Principal Reduction Grid to the Purchaser together with the certificate or certificates representing the Conversion Shares.

         (e) If at any time prior to conversion in full of this Note the Company's Closing Bid Price is less than or equal to $3.00 per share for five consecutive trading days, the Company hereby agrees to immediately issue and deliver to the Escrow Agent such number of additional shares equal to the new number of shares required upon the exercise of any conversion rights hereunder, plus an additional 25%, rounded to the nearest 1,000. (For example, if the Closing Bid Price for the Company's common stock were $2.00 per share, and none of the Note had been repaid or converted, the Company would issue and deliver to the Escrow Agent a total of 246,000 additional shares calculated as:

                             $500,000 (amount of note) / $1.20 (60% of $2.00 )

                            = 416,667 x 1.25 (additional 25%)

                            = 521,000  (520,834 rounded to the nearest 1,000)

                              (275,000) (previously issued and delivered shares)
                               246,000  (additional escrow shares)

         (f) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to satisfy the rights of conversion of the holder of this Note.

         (g) Any certificates representing Conversion Shares transferred to Purchaser which are not registered for resale without restriction under the Securities Act or applicable state securities laws shall be endorsed with the following legend:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE SECURITIES LAWS, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE SECURITIES ACT OR SUCH
APPLICABLE  STATE  SECURITIES  LAWS IS NOT  REQUIRED  IN  CONNECTION  WITH  SUCH
TRANSFER.


         2. EXTENSION OF MATURITY DATE. The maturity of this Note shall automatically be extended to the 15th day of the next succeeding month for twelve one-month periods unless the Purchaser, in its sole discretion, gives written notice to the Company and the Escrow Agent 5 business days prior to any maturity date that the Note is due on such maturity date.

         3. PREPAYMENT. This Note shall not be prepaid, in whole or in part, without the prior written consent of the Purchaser.


          4. TRANSFERABILITY. The Note and Conversion Shares may be transferred or assigned by Purchaser subject to compliance with applicable federal and state securities laws; provided that any transferee or assignee of the Note shall be an "accredited investor" as defined in Regulation D and such transfer or assignment is made expressly subject to the terms and provisions of this Note

Purchaser or any transferee from Purchaser shall be liable for payment of any and all documentary stamp taxes, if any, payable in respect, and as a result, of the transfer of such Note. The Company will pay any and all documentary stamp taxes or similar issue or transfer taxes, if any, otherwise payable in respect of the issue or delivery of the Conversion Shares upon conversion of this Note pursuant to the terms hereof; provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Conversion Shares in a name other that that of Purchaser or any affiliate of Purchaser, and no such issue or delivery shall be made unless and until the transferee Purchaser requesting such issue or delivery or the person in whose name such Conversion Shares shall be issued has paid to the Escrow Agent the amount of any such tax or has established, to the satisfaction of the Escrow Agent, that such tax has been paid.



         5. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

         (a) The non-payment, when due, of any principal or interest pursuant to this Note;

         (b) The material breach of any representation or warranty in this Note or in the Escrow Agreement. In the event the Purchaser becomes aware of a breach of this Section 5(b), the Purchaser shall notify the Company in writing of such breach and the Company shall have five business days after notice to cure such breach;

          (c) The breach of any covenant or undertaking in this Note or in the Escrow Agreement, not otherwise provided for in this Section 5;

         (d) A default shall occurs in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any indebtedness of the Company in excess of an aggregate of $200,000 or an event of default or similar event shall occur with respect to any indebtedness of $200,000 or more, if the effect of such default or event (subject to any required notice and any applicable grace period) would be to accelerate the maturity of any such indebtedness or to permit the holder or holders of such indebtedness to cause such indebtedness to become due and payable prior to its express maturity;

                  (e) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for , acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

         (f) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.


         (g) The failure of the Company to have a registration statement covering the Conversion Shares effective by April 15, 1998.


         (h) Notwithstanding anything contained in this Note, in any other documentation issued or executed in conjunction herewith and all applicable laws, the capital stock held by any party, all assets and right in assets of Florida Finance Group, Inc. and First Choice Auto Finance, Inc. ("Excluded Assets") shall not be available to Purchaser to satisfy any obligation under this Note. By Purchaser's receipt and acceptance of this Note, Purchaser hereby waives and relinquishes all rights and remedies with respect to the Excluded Assets.

         Upon the occurrence of any Default or Event of Default, the Purchaser, may, by written notice to the Company, (i) declare all or any portion of the unpaid principal amount due to Purchaser, together with all accrued interest thereon, immediately due and payable, in which event it shall immediately be and become due and payable; (ii) on or after April 16, 1998 require the Company to file an S-3 registration statement ("S-3 Registration") for all Conversion Shares within 30 days and use its best efforts to have such S-3 Registration be declared effective within 45 days of the filing date; or (iii) in the event the S-3 Registration Statement is not declared effective within 75 days of Purchaser's written request to the Company; and the Collateral Shares have not been delivered to Escrow Agent as herein provided, the Company shall be required on 3 business days after receipt of written notice to pay to Purchaser an amount equal to the market value of the number of such Conversion Shares to which Purchaser is entitled on the date of such notice, as determined by the Conversion Percentage in effect on the date of such notice ("Conversion Share Payment"). The Company acknowledges that this Section 5 (iii) is a method of providing to Purchaser the same economic benefit to which it is entitled by the timely performance of the Company's obligation to register the Conversion Shares under the Securities Act. After receipt of the Conversion Share Payment, Purchaser shall instruct Escrow Agent and Escrow Agent shall promptly deliver to the Company, and in any event no later than 3 days after receipt of the Conversion Shares Payment, the certificate(s) representing all Conversion Shares which have been sold to the Company under the terms hereof and for which the Conversion Shares Payment has been received.


          6.       REGISTRATION OF CONVERSION SHARES.

  a) The Company agrees and, the Board of Directors of the Company shall authorize, the filing of a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Act") covering the Conversion Shares and shall use its best efforts to enable such Registration Statement to be declared effective by the Securities and Exchange Commission ("SEC") no later than December 30, 1997; and shall maintain the effectiveness of such Registration Statement until the earlier of (i) the date upon which the Purchaser has advised the Company in writing that all of the Conversion Shares have been sold; or (ii) 120 trading days; provided that the failure of the Conversion Shares to be so registered by December 30, 1997 for any reason shall not constitute a default under Section 5 hereof.

         b) The Company shall (i) furnish the Purchaser and each and every underwriter, if any, of Conversion Shares with such copies of the prospectus, including the preliminary prospectus, conforming to the Act, (and such other documents as each such Purchaser or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Conversion Shares, (ii) use its best efforts to register or qualify such Conversion Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the Purchaser of any such Conversion Shares and each -underwriter of Conversion Shares being sold by such Purchaser shall reasonably request and (iii) take such other actions as may be reasonably necessary or advisable to enable such Purchaser and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such Purchaser shall have reasonably requested that the Conversion Shares be sold.

         c) The Company shall pay all expenses incurred in connection with any registration or other action pursuant to the provisions of this Section 6, other than underwriting discounts and applicable transfer taxes relating to the Conversion Shares.

  d) The Company will indemnify the holders of Conversion Shares which are included in the Registration Statement substantially to the same extent as the Company has indemnified the underwriters (the "Underwriters") of its public offering of Common Stock pursuant to the Underwriting Agreement and such holders will indemnify the Company (and the underwriters, if applicable) with respect to information furnished by them in writing to the Company for inclusion therein substantially to the same extent as the Underwriters have indemnified the Company.


         (e) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 6 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

         (f) The registration statement filed to cover the Conversion Shares, with respect to which registration rights have been granted, may include securities of the Company being sold for the account of the Company, except any S-3 Registration file pursuant to Section 5 (ii).

         (g) Purchaser shall furnish to the Company in writing and in a timely manner such information regarding the Purchaser and the distribution proposed by such person as the Company or the underwriters may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Note.


          6. NOTICES. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date and time of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, or if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing; provided that, no such notice shall be deemed received by Escrow Agent until in fact received. Notices shall be given to the following addresses:

         If to the Company:

         5200 S. Washington Ave.
         Titusville, FL 32780
         Attn: Fred E. Whaley, Exec. Vice President & Chief Financial Officer Facsimile No.: (407) 264-0376

         With a copy to:

         Greenberg Traurig Hoffman Lipoff Rosen & Quentel, P.A.
         111 N. Orange Ave., 20th Floor
         Orlando, FL 32801
         Attn: Randolph Fields, Esq.
         Facsimile No.: (407) 420-5909

         If to the Purchaser:

         High Capital Funding, LLC
         70 East Sunrise Highway
         Box 547, Suite 400
         Valley Stream, NY 11582-0547
         Facsimile No.: (516) 872-2357
         With a copy to:

         David A. Rapaport
         333 Sandy Springs Circle, Suite 230
         Atlanta, GA 30328
         Facsimile No.: (404) 255-2218


         8. LIMITATION. Notwithstanding any other provision of this Note (including, without limitation, all Exhibits hereto) to the contrary, no individual Purchaser or holder of this Note or any portion of this Note shall be required or permitted to exercise any of the conversion rights to receive securities of the Company, if such action by Purchaser or such holder would result in the Purchaser or such holder converting into and/or otherwise becoming at any particular time, the beneficial owner of an aggregate of more than 5% of the then outstanding Common Stock of the Company, as calculated pursuant to
Section 13 of the Exchange Act and Regulation 13D-G promulgated thereunder. In the event a conversion and transfer of Conversion Shares is made in violation of this provision, such conversion and transfer shall be void and rescinded to the extent such conversion results in an excess of 5% and Purchaser or holder, as the case may be, shall promptly return such certificates representing the excess Conversion Shares so transferred in violation back to the Escrow Agent; Escrow Agent, in turn, shall make adjustments to the outstanding indebtedness reflected on the grid of the Note in an amount equal to the excess amount purportedly converted pursuant to the voided Conversion Notice; provided further, that Escrow Agent shall have no responsibility or liability for determining whether such Purchaser or holder beneficially owns 5% of the common stock of the Company. The foregoing shall not prohibit the Purchaser or such holder from receiving any remaining amounts owed under this Note to such Purchaser or such holder from the Company, or to receive in the aggregate securities which would exceed 5% so long as Purchaser or such holder does not have beneficial ownership of an aggregate of more than 5% of the outstanding Common Stock at any given time.

         9. REPRESENTATIONS AND WARRANTIES. The Company hereby makes the following representations and warranties to the Purchaser:

 . The Company is a corporation duly incorporated, validly exiting and in good standing under the laws of the State of Florida and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.


 . The Company has the requisite corporate power and authority to enter into and perform this Note and the Escrow Agreement and to issue and sell this Note and the Conversion Shares in accordance with the terms hereof. The execution, delivery and performance of this Note and the Escrow Agreement by the Company and the consummation by it of the Transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or shareholders is required. This Note and the Escrow Agreement have been duly executed and delivered by the Company. This Note and the Escrow Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable
bankruptcy,     insolvency,     reorganization,     moratorium,     liquidation,
conservatorship,   receivership  or  similar  laws  relating  to,  or  affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

 . The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 9,277,385 shares are issued and outstanding as of the date hereof, and 5,000,000 shares of preferred stock, of which no shares are issued and outstanding. All of the outstanding shares of the Company's securities have been duly and validly authorized and issued and are fully paid and nonassessable.

         d. Issuance of this Note and the Conversion Shares. The Note and the Conversion Shares to be issued upon conversion of the Note have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and non-assessable and entitled to the rights and preferences set forth herein.

 . Neither this Note, the Escrow Agreement nor any other document, certificate or instrument furnished to the Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Note or the Escrow Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.


         f. Validity of Prior Representations. Except as disclosed in its reports, registrations, proxy or information statements and the other documents, together with any amendments made thereof , filed with the SEC under the Securities Act and the Securities Exchange Act of 1934, as amended (collectively, the "SEC Reports"), the representations and warranties of the Company set forth in Section 2 of that certain Loan Agreement between the Company and Sirrom Capital Corporation (Tandem Capital, Inc.) dated May 13, 1997 are true as of the date hereof, except for the passage of time, as if made on the date hereof and such representations and warranties are herein made to Purchaser and are incorporated in this agreement as if fully stated herein.


         Purchaser hereby makes the following representations and warranties to the Company:

 . The Purchaser is a limited liability company duly organized, validly exiting and in good standing under the laws of the State of Delaware and has the requisite power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

 . The Purchaser has the requisite power and authority to enter into and perform the terms of the Note and the Escrow Agreement in accordance with the terms hereof. The execution, delivery and performance of the Note and the Escrow Agreement by the Purchaser and the consummation by it of the Transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action, and no further consent or authorization of the Purchaser is required. This Note and the Escrow Agreement have been duly executed by the Purchaser. This Note and the Escrow Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their terms, except as such
enforceability   may  be   limited   by   applicable   bankruptcy,   insolvency,
reorganization,   moratorium,  liquidation,  conservatorship,   receivership  or
similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

 . Purchaser is purchasing the Note solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. Purchaser does not have a present intention to sell the Note or the Conversion Shares nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Note or the Conversion Shares to or through any person or entity; provided however, that by making the representations herein, such Purchaser does not agree to hold the Note or the Conversion Shares for any minimum or other specific term and reserves the right to dispose of the Note or the Conversion Shares at any time in accordance with Federal securities laws applicable to such disposition. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Note and the Conversion Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary and appropriate to conduct its due diligence investigation.


      Such Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

         10. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company and Purchaser consent to the jurisdiction of the Federal District Court for the Middle District of Florida. The Company waives personal service of any summons, complaint or other process in connection with any such action or proceeding and agrees that service thereof may be made, as the Purchaser may elect, by certified mail directed to the Company at the location provided for in Section 8 hereof, or, in the alternative, in any other form or manner permitted by law.

         11. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OR PRINCIPLES OF CONFLICTS OF LAW.


         12. ATTORNEYS FEES. In the event the Purchaser or any holder hereof shall refer this Note to an attorney for collection, the Company agrees to pay all the costs and expenses incurred in attempting or effecting collection hereunder or enforcement of the terms of this Note, including attorney's fees, including but not limited to contingency fees, whether or not suit is instituted.

         13. CONFORMITY WITH LAW. It is the intention of the Company and of the Purchaser to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

IN WITNESS WHEREOF, the Company has signed and sealed this Note as of August 29, 1997.

SMART CHOICE AUTOMOTIVE GROUP, INC.


By:
         James Neal Hutchinson
         Assistant Vice President

ATTEST


 Assistant Secretary


_____________________
[Purchaser]


By:__________________

                            PRINCIPAL REDUCTION GRID

                              Principal   Adjusted      Conversion
Date             Principal    Converted   Principal   Shares Issued
-----            ----------   ---------   ---------   -----------------
August 29, 1997  $500,000      - 0 -      $500,000       - 0 -
                 $500,000